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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: September 2, 2005
                        (Date of earliest event reported)

                               Telular Corporation
             (Exact name of Registrant as specified in its charter)

            Delaware                   0-23212                36-3885440
        (State or other              (Commission           (I.R.S. Employer
 jurisdiction of incorporation)      File Number)        Identification No.)

            647 North Lakeview Parkway, Vernon Hills, Illinois 60061
              (Address of principal executive offices and zip code)

                                 (847) 247-9400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES, ITEM.

On September 2, 2005, Telular sold 2,650,000 shares of its common stock for $9.3 million in a private placement that was exempt from the registration requirements of the Securities Act of 1933 pursuant to Regulation D. The investors in the offering were all accredited investors and the offering was conducted in the absence of a general solicitation. In addition to the common stock, Telular also issued to the investors Series A Warrants exercisable for a total of 1,325,000 shares of common stock at a strike price of $4.50 per share and Series B Warrants exercisable for a total of 1,325,000 shares of common stock a at a strike price of $5.00 per share. Both of the Series A and the Series B Warrants vest six months from the closing and are callable by Telular based on the performance of its stock price.

ITEM 8.01 OTHER EVENTS.

Telular Corporation issued a press release announcing that it has received purchase orders for business with Latin American wireless network operators in Colombia, El Salvador, Guatemala, Mexico and Venezuela and the September 2, 2005 sale of common stock. A copy of the press release is attached to this report as
Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed herewith:

Index
Number      Document Name
------      --------------------------------------------------------------------
10.1        Telular Purchase Agreement
10.2        Registration Rights Agreement
10.3        Form of Telular Series A Warrant
10.4        Form of Telular Series B Warrant
99.1        Press Release issued by Telular Corporation on September 6, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Telular Corporation

Date:  September 6, 2005                     By: /s/ Jeffrey L. Herrmann
                                                 -------------------------------
                                                 Jeffrey L. Herrmann
                                                 Executive Vice President,
                                                 Chief Operating Officer and
                                                 Chief Financial Officer

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                                  Exhibit Index

Index
Number      Document Name
------      --------------------------------------------------------------------
10.1        Telular Purchase Agreement
10.2        Registration Rights Agreement
10.3        Form of Telular Series A Warrant
10.4        Form of Telular Series B Warrant
99.1        Press Release issued by Telular Corporation on September 6, 2005

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